UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2007
PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-13305 (Commission file number)	75-1971716 (IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas (Address of principal executive offices)	79701 (Zip code)
(432) 684-3727
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Under our retirement policy for non-employee directors, a non-employee director may not stand for re-election at the annual meeting of stockholders following the date on which he or she attains age 72. Thomas R. Cambridge, a director of Parallel Petroleum Corporation since 1985, turned age 72 before June 26, 2007, the date of our 2007 Annual Meeting and, consequently, did not stand for re-election and retired from the Board of Directors on June 26, 2007. Although we have no agreements with Mr. Cambridge, we may in the future seek to retain his services and advice from time to time through a consulting or other arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 2, 2007	PARALLEL PETROLEUM CORPORATION
	By:	/s/ Larry C. Oldham
Larry C. Oldham, President